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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) August 15, 2001
                                                        ---------------

                               BUSINESS BANCORP
                               ----------------
            (Exact name of registrant as specified in its charter)


          California                      0-31593                 33-0884369
          ----------                      -------                 ----------
  (State or other jurisdiction      (Commission file No.)     (I.R.S. Employee
of incorporation or organization)                            Identification No.)


              140 South Arrowhead Avenue, San Bernadino, CA 92408
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                   (Address of principal executive offices)
                                  (Zip code)


                                (909) 888-2265
                                --------------
              (Registrant's telephone number including area code)


(Former name or former address, if changed since last report) Not applicable
                                                              --------------
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Item 5. Other Events.
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     On August 15, 2001, Business Bancorp (the "Company") issued a joint press release with MCB Financial Corporation ("MCB") announcing the signing of a definitive agreement under which MCB will merge with and into the Company, with the Company being the surviving entity. The press release is attached hereto as
Exhibit 99.1 and is incorporated herein by reference.

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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
        -------------------------------------------------------------------

      (c) Exhibits.
          --------

              99.1 Joint Press Release dated August 15, 2001 re signing of a definitive agreement between the Company and MCB Financial Corporation

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                                  SIGNATURES

          Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             BUSINESS BANCORP


Dated: August 21, 2001                       By:   /s/ Alan J.Lane
                                                 ------------------------------
                                                   Alan J. Lane, President and
                                                   Chief Executive Officer

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                                 EXHIBIT INDEX

Exhibit No.            Description                                  Page
-----------            -----------                                  ----

99.1                   Joint Press Release dated August             6
                       15, 2001 re signing of a definitive
                       agreement between the Company and
                       MCB Financial Corporation